RECOURSE GUARANTY

      RECOURSE GUARANTY dated as of December 7, 2005 ("Guaranty") made by Winthrop Realty Trust (f/k/a First Union Real Estate Equity and Mortgage Investments), an Ohio business trust ("Guarantor") to Arbor Realty Funding LLC, a Delaware limited liability company ("Lender").

      In consideration of Lender providing credit to Borrower, Guarantor hereby agrees as follows:

      Section 1. Definitions. As used in this Guaranty, the following terms have the following meanings: -----------

      "Borrower" means FT-TOY LLC, a Delaware limited liability company.

      "Borrower Obligations" means any and all present and future liabilities and obligations of Borrower to Lender, including all present and future liabilities or obligations under or pursuant to any and all of the Loan Documents together with all fees and expenses incurred in collecting any or all of the items specified in this definition or enforcing any rights under any and all Loan Documents.

      "Guaranty" means this Recourse Guaranty.

      "Guaranteed Obligations" means all Losses Lender incurs arising out of or in connection with: (1) fraud or intentional misrepresentation or breach of trust by Borrower or any other Person in connection with the execution and the delivery of any of the Loan Documents, (2) any material misrepresentation, miscertification or breach of warranty by Borrower or any other Person with respect to any representation, warranty or certification contained in any Loan Document or any document, certificate or report provided under, pursuant to, or in connection with any Loan Document, (3) the misapplication or conversion of any proceeds or the Loan, (4) the misapplication, misappropriation or conversion of any funds held in any account maintained under or pursuant to any of the Loan Documents, including any reserve account, (5) application of any Law resulting in the forfeiture by Borrower of all or any portion of the Participation Interest, (6) gross negligence, willful misconduct, or criminal acts perpetrated by Borrower or Guarantor or any Affiliate of any such Person, (7) any failure by Borrower to comply with the terms and provisions of "Single Purpose Entities" (Article IV of the Loan Agreement), (8) any failure by Borrower to pay fees and expenses of Lender pursuant to the provisions of "Indemnity and Expenses" (Section 8.03 of the Loan Agreement), (9) any distributions or payments made by Borrower in violation of the terms of the Loan Agreement, including distributions made to equity holders in Borrower and payment of fees and commissions to Guarantor or any Affiliate of Borrower, (10) any action or proceeding directly or indirectly affecting Borrower or Lender's rights, interest or remedies under any of the Loan Documents, (11) any expenses of Lender to perfect, protect or maintain the priority of any Loan Document, and
(12) Guarantor (or any person comprising Guarantor), Borrower or any Affiliate of any of the foregoing shall, in connection with any enforcement action or exercise or assertion of any right or remedy by or on behalf of Lender under or in connection with this Guaranty, the Note, the Pledge Agreement or any of the other Loan Documents, asserts a defense, seeks judicial intervention or injunctive or other equitable relief of any kind or asserts in a pleading filed

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in connection with a judicial proceeding any defense against Lender or any right in connection with any security for the Loan which the court in such action or proceeding determines is without merit (in respect of a defense) or unwarranted (in respect of a request for judicial intervention or injunctive or other equitable relief).

Provided, however, Guaranteed Obligations means all liabilities and obligations of Borrower to Lender, including all of the Borrower Obligations, (1) in the event of a Prohibited Transfer, (2) in the event any Proceeding is instituted by, implemented with respect to Borrower other than by Lender or for the benefit of Lender, (3) in the event any Proceeding is filed by, consented to, or acquiesced in by Borrower, or (4) except to the extent appointed by Lender or the benefit of Lender, if a receiver, liquidator or trustee of Borrower is appointed, and Borrower or any Affiliate of Borrower colludes in or otherwise cooperates with such appointment, or Borrower does not file timely objection to such appointment and otherwise take such appropriate actions as would be taken by a debtor to attempt to prevent such appointment, or if Borrower is adjudicated bankrupt or insolvent in an involuntary Proceeding and Borrower or any Affiliate of Borrower colludes in or otherwise cooperates with such adjudication, or Borrower does not timely object to such adjudication and otherwise take such appropriate actions as would be taken by a debtor to attempt to prevent such adjudication, (5) if Borrower incurs any indebtedness or obligations in violations of the terms of the Loan Documents, (6) if the grant by Borrower of a security interest in the Participation Interest pursuant to the Pledge Agreement is deemed to be a fraudulent conveyance by a court of competent jurisdiction, (7) if Borrower fails to perform or observe any term, covenant or agreement contained in Section 6.04 of the Loan Agreement, or (8) if Borrower opposes a motion by Lender to lift the automatic stay imposed pursuant to 11 U.S.C. ss.362 and for leave to foreclose on any collateral for the Loan.

      "Guarantor" means Winthrop Realty Trust (f/k/a First Union Real Estate Equity and Mortgage Investments), an Ohio business trust.

      "Lender" means Arbor Realty Funding LLC, a Delaware limited liability company.

      "Loan" means the loan evidenced by the Note.

      "Loan Agreement" means the Loan Agreement dated as of the date of this Guaranty between Borrower and Lender.

      "Loan Documents" means the Note, the Loan Agreement and each other document or agreement entered into pursuant to, or in connection with, the Note or Loan Agreement.

      "Losses" means any and all losses (including loss of principal, interest and fees under any and all Loan Documents), costs and expenses incurred by Lender in respect of or as a result of any or all claims, suits, liabilities (including strict liabilities), actions, demands, proceedings, obligations, debts, damages (including punitive and consequential damages), trials, fines, penalties, charges, injury to a person, property or natural resource, fees, judgments, accounts, orders, adjudications, awards, liens, injunctive relief,


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

causes of action or amounts paid in settlement of whatever kind or nature, including attorney's fees and consultant's fees and other cost of defense or otherwise related thereto.

      "Material Adverse Change" means either (1) a material adverse change in the status of the assets, liabilities, financial condition or property of Guarantor, or (2) any event or occurrence of whatever nature which does or is reasonably likely to have a material adverse effect on the ability of Guarantor to perform his obligations under this Guaranty.

      "Note" means the $30,000,000.00 Promissory Note dated as of the date of this Agreement made by Borrower and payable to Lender.

      "Obligations" means both Borrower Obligations and Guaranteed Obligations.

      "Person" means an individual, partnership (including a limited liability partnership), corporation, limited liability company, business trust, joint stock company, trust, unincorporated associates, joint venture, Governmental Authority or other entity of whatever nature.

      "Proceeding" means any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of Borrower, or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower.

      Unless otherwise specified in this Guaranty, terms defined in the Loan Agreement which are used in this Guaranty will have the same meaning when used in this Guaranty. Guarantor hereby acknowledges receipt of a copy of the Loan Agreement.

      Section 2. Rules of Interpretation. When used in this Guaranty: (1) "or" is not exclusive, (2) any pronouns used shall include the corresponding masculine, feminine or neuter form, (3) the singular form of nouns shall include the plural and vice versa, (4) a reference to a Law includes any amendment or modification to such Law, and (5) a reference to an agreement, instrument or document includes any amendment or modification of such agreement, instrument or document if and to the extent such amendment or modification is permitted under the Loan Documents.

      Section 3. Guaranty. Guarantor hereby guarantees to Lender and its successors, endorsees, transferees and assigns the prompt and complete payment, as and when due and payable, whether at stated maturity or by required prepayment, acceleration, demand or otherwise, all of the Guaranteed Obligations now existing or hereafter incurred.

      Section 4. Payment Under Guaranty. Upon demand by Lender, Guarantor shall immediately pay to Lender at the address of Lender specified in this Guaranty in lawful money of the United States of America each amount due by Guarantor under this Guaranty. The amount of such payment shall not be reduced by any setoff, counterclaim or crossclaim whether such setoff or claim relates to this Guaranty, the Guaranteed Obligations or otherwise.

      All payments made by Guarantor pursuant to this Guaranty shall be made free and clear of and without deduction for any taxes, levies, imposts,


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deductions, charges or withholdings, and all related liabilities. If Guarantor is required by Law to deduct any such item from or in respect of any sum payable to Lender under this Guaranty, the amount payable under this Guaranty shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deductions been made. In addition, Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made under this Guaranty or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty.

      Section 5. Limitation of Liability. The obligation of Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render the obligation of Guarantor under this Guaranty subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

      Section 6. Type of Guaranty. This Guaranty is absolute and unconditional and as such is not subject to any conditions and Guarantor is fully liable to perform all of his duties and obligations under this Guaranty as of the date of execution of this Guaranty. This Guaranty is a continuing guaranty and applies to all future Guaranteed Obligations. This Guaranty is a guaranty of payment and not of collection. The obligations and liabilities of Guarantor under this Guaranty shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Borrower or any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations, or against any assets securing the payment of the Guaranteed Obligations or any guarantee of such Guaranteed Obligations or right of setoff with respect to such Guaranteed Obligations. This Guaranty is irrevocable and as such cannot be cancelled, terminated or revoked by Guarantor.

      Section 7. Reinstatement of Guaranty. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations are rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or otherwise, all as though such payment had not been made.

      Guarantor hereby consents that, without the necessity of any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by Lender may be rescinded by Lender and any of such Obligations continued after such rescission.

      Section 8. Waiver of Notices. Guarantor hereby waives any and all notices including (1) notice of or proof of reliance by Lender upon this Guaranty or acceptance of this Guaranty, (2) notice of the incurrence of any Obligations or the renewal, extension or accrual of any such Obligations, (3) notice of any actions taken by Lender or Borrower or any other Person under any Loan Document,
(4) notices of nonpayment or nonperformance, protest, notices of protest and notices of dishonor, and (5) notice of intent to accelerate and notice of acceleration of any or all Obligations.


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

      Section 9. Waiver of Defenses. Guarantor hereby waives any and all defenses to the performance by Guarantor of his duties and obligations under this Guaranty, including any defense based on any of the following:

      (1) any failure of Lender to disclose to Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Person obligated to make payment on any and all Obligations, whether as principal or guarantor, now or hereafter known to Lender,

      (2) any defense to the payment of any or all the Obligations, including lack of validity or enforceability of any of the Obligations or any Loan Document,

      (3) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any Loan Document,

      (4) any exchange or release of, or non-perfection of any security interest on or in any assets securing the payment of the Obligations,

      (5) any failure to execute any other guaranty for all or any part of the Obligations, or any release or amendment or waiver of, or consent to any departure from, any other guaranty for any or all of the Obligations,

      (6) any failure to execute any subordination agreement for all or any part of the Obligations, or any release or amendment or waiver of, or consent to any departure from, any subordination agreement for all or any of the Obligations,

      (7) any subordination of any or all of the Obligations,

      (8) any act or omission of Lender in connection with the enforcement of, or the exercise of rights and remedies, including any election of, or the order of exercising any, remedies, with respect to (a) the Obligations, (b) any other guarantor of the Obligations, (c) any person that executes a subordination agreement for any Obligations, or (d) any assets securing the payment of the Obligations,

      (9) any manner of application of any funds received by Lender to Obligations or any other obligations owed to Lender, whether from the sale or disposition of any assets securing the Obligations, from another guarantor of the Obligations or otherwise,

      (10) any failure to give or provide any notices, demands or protests, including those specified under "Waiver of Notices" (Section 8), and

      (11) any benefit of any statute of limitations affecting Guarantor's liability under this Guaranty or the enforcement of this Guaranty.

      In addition, Guarantor hereby irrevocably waives any and all right to assert any setoff, counterclaim or crossclaim of any nature with respect to this Guaranty or the obligations of Guarantor under this Guaranty.


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

      Section 10. Subrogation. Guarantor agrees not to exercise any rights which Guarantor may acquire by way of subrogation or contribution, whether acquired by any payment made under this Guaranty, by any setoff or application of funds of Borrower, by Lender or otherwise, until (1) the payment in full of the Obligations, and (2) the payment of all fees and expenses to be paid by Guarantor pursuant to this Guaranty. If any amount shall be paid to Guarantor on account of such subrogation or contribution rights at any time when all of the Obligations and all such other expenses have not been paid in full, such amount shall be held in trust for the benefit of Lender, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Lender to be credited and applied in whole or in part by Lender against the Obligations, whether matured or unmatured, and all such other fees and expenses.

      Section 11. Representations. At the time of execution of this Guaranty, Guarantor represents and warrants to Lender as follows:

      (1) No Contravention. The execution, delivery and performance by Guarantor of this Guaranty does not and will not (a) violate any provision of any Law, order, writ, judgment, injunction, decree, determination, or award presently in effect applicable to Guarantor, (b) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Guarantor is a party or by which Guarantor or its properties may be bound or affected, or (c) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by Guarantor.

      (2) Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Guarantor of this Guaranty.

      (3) Legally Enforceable Guaranty. This Guaranty is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by (a) applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally, or (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

      (4) Solvency. Guarantor is solvent and will not be rendered insolvent by the transactions contemplated by this Guaranty.

      (5) Financial Statements. The financial statements of and other financial information related to Guarantor that were delivered to Lender, are true, correct and complete in all material respects. Such financial statements fairly present the financial position of Guarantor. No Material Adverse Change has occurred since the date of such financial statements.

      (6) Disclosure. None of Guarantor's representations or warranties contained in this Guaranty or any other document, certificate or written statement furnished to Lender by or on behalf of Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in this Guaranty or in such other document, certificate or written statement not misleading. There is no fact known to Guarantor which could result in a Material Adverse Change which has not been disclosed in writing to Lender by Guarantor.


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

      Section 12. Reporting Requirements. Guarantor will provide immediate notice to Lender if (1) any representation and warranty included in this Guaranty would no longer be true if made on such date or (2) there is a Material Adverse Change. Guarantor will furnish to Lender from time to time such information regarding Guarantor as Lender may reasonably request.

      Section 13. Remedies. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies under this Guaranty or otherwise. A waiver by Lender of any right or remedy under this Guaranty on any one occasion, shall not be construed as a ban or waiver of any such right or remedy which Lender would have had on any future occasion, nor shall Lender be liable for exercising or failing to exercise any such right or remedy.

      The rights and remedies of Lender under this Guaranty are cumulative and, as such, are in addition to any other rights and remedies available to Lender under Law or any other agreements.

      If an Event of Default occurs and Lender is exercising any of its rights and remedies with respect to Borrower, to the extent permitted by Law, Guarantor will not object to any action taken by Lender in enforcing such rights and remedies to the extent such action is permitted by Law.

      Section 14. Appointment as Attorney-in-Fact. Guarantor hereby appoints Lender as the attorney-in-fact for Guarantor, with full authority in the place and stead of Guarantor and in the name of Guarantor or otherwise, to exercise all rights and remedies granted to Lender under this Guaranty and to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Guaranty.

      Guarantor hereby ratifies and approves all acts of Lender as his attorney-in-fact pursuant to this Section, and Lender, as his attorney-in-fact, will not be liable for any acts of commission or omission, nor for any error in judgment or mistake of fact or law, other than those resulting from Lender's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Guaranty remains in effect.

      Section 15. Indemnity and Expenses. Guarantor hereby indemnifies Lender from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Guaranty, including enforcement of this Guaranty, except claims, losses, damages or liabilities resulting from Lender's gross negligence and willful misconduct.

      Guarantor will upon demand pay to Lender the amount of any and all expenses, including the fees and expenses of Lender's counsel and of any experts and agents, which Lender incurs in connection with (1) any amendment to this Guaranty, (2) the administration of this Guaranty, (3) the exercise or enforcement of any of the rights of Lender under this Guaranty, or (4) the failure by Guarantor to perform or observe any of the provisions of this Guaranty.


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

      Section 16. Amendments. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor from this Guaranty, shall in any event be effective unless the same shall be in writing and signed by Guarantor and Lender, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

      Section 17. Addresses for Notices. All notices and other communications provided for under this Guaranty shall be in writing and, mailed or delivered by messenger or overnight delivery service, addressed, in the case of Guarantor at the address specified below his signature, and in the case of Lender at the address specified below, or as to any such party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section.

                           Arbor Realty Funding LLC
                           333 Earle Ovington Boulevard
                           Uniondale, New York 11553
                           Attention: Guy R. Milone, Jr., General Counsel Facsimile No. (516) 832-6421

            With a copy to:

                           Arbor Realty Funding LLC
                           333 Earle Ovington Boulevard
                           Uniondale, New York 11553
                           Attention: Asset Management - Loan Monitoring Facsimile No. (516) 832-6461

                           And:

                           Kronish Lieb Weiner & Hellman LLP
                           1114 Avenue of the Americas
                           New York, New York 10036
                           Attention: Thomas D. O'Connor, Esq.
                           Facsimile No. (212) 479-6275

All such notices and other communications shall, when mailed, be effective three
(3) days after being placed in the mails, or when delivered to a messenger or overnight delivery service, be effective one (1) day after being delivered to the messenger or overnight delivery service, in each case, addressed as specified above.

      Section 18. Assignment and Transfer of Obligations. This Guaranty will bind the estate of Guarantor as to Obligations created or incurred both before and after the death or incapacity of Guarantor, whether or not Lender receives notice of such death or incapacity. This Guaranty shall inure to the benefit of Lender and its successors, transferees and assigns. Guarantor may not transfer or assign his obligations under this Guaranty. Lender may assign or otherwise transfer all or a portion of its rights or obligations with respect to the


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Obligations to any other Person, and such other Person shall then become vested with all the benefits in respect of such transferred Obligations granted to Lender in this Guaranty or otherwise. Guarantor agrees that Lender can provide information regarding Guarantor to any prospective or actual successor, transferee or assign.

      Section 19. Setoff. Guarantor agrees that, in addition to, and without limiting, any right of setoff, banker's lien or counterclaim Lender may otherwise have, Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by Lender for the account of Guarantor, at any of the offices of Lender, in Dollars or any other currency, against any amount payable by Guarantor to Lender under this Guaranty which is not paid when demanded (regardless of whether such balances are then due to Guarantor), in which case Lender shall promptly notify Guarantor, provided that Lender's failure to give such notice shall not affect the validity of such offset.

      Section 20. Submission to Jurisdiction. Guarantor hereby irrevocably submits to the jurisdiction of any federal or state court sitting in Nassau County in the State of New York over any action or proceeding arising out of or related to this Guaranty and agrees with Lender that personal jurisdiction over Guarantor rests with such courts for purposes of any action on or related to this Guaranty. Guarantor hereby waives personal service by manual delivery and agrees that service of process may be made by prepaid certified mail directed to Guarantor at the address of Guarantor for notices under this Guaranty or at such other address as may be designated in writing by Guarantor to Lender, and that upon mailing of such process such service will be effective as if Guarantor was personally served. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by Law. Guarantor further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. Guarantor agrees that any action on or proceeding brought against Lender shall only be brought in such courts.

      Section 21. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

      Section 22. Subordination. Upon the earlier of (1) the occurrence of an Event of Default or (2) a demand for payment is made on the Guarantor under this Guaranty, Guarantor will not (1) make any demand for payment of, or take any action to accelerate, any obligation owed to Guarantor by Borrower, (2) seek to collect payment of, or enforce any right or remedies against Borrower, any of the obligations owed to Guarantor by Borrower or any guarantees, credit supports, collateral or other security related to or supporting any of such obligations, or (3) commence, or join with any other creditor in commencing, any Proceeding against Borrower.

      Guarantor also agrees that the payment of all obligations of Borrower to Guarantor shall be subordinate and junior in time and right of payment in accordance with the terms of this Section to the prior payment in full (in cash) of the Guaranteed Obligations. In furtherance of such subordination, (1) to the extent possible, Guarantor will not take or receive from Borrower any payments, in cash or any other property, by setoff or any other means, of any or all of the obligations owed to Guarantor by Borrower, or purchase, redeem, or otherwise acquire any such obligations, or change the terms or provisions of any such obligations and (2) if for any reason and under any circumstance Guarantor receives a payment on such obligation, whether in a Proceeding or otherwise, all such payments or distributions upon or with respect to such obligations shall be received in trust for the benefit of Lender, shall be segregated from other funds and property held by Guarantor and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement) to be applied to, or held as collateral for, the payment or prepayment of the Guaranteed Obligations.


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

      In the event Borrower is in a Proceeding, to the extent permitted by Law, as directed by Lender Guarantor will either (1) duly and promptly take all actions required, and if so directed by Lender as directed by Lender, to collect and receive any and all payments and distributions on the obligations owed to Guarantor by Borrower and all related guaranties, collateral and other security in connection with such Proceeding, including the filing of all claims and proofs of claim, or (2) take all actions and execute all documents required to enable Lender to exercise all rights to collect and receive any and all payments and distributions on the obligations owed to Guarantor by Borrower and all related guaranties, collateral and other security in connection with such Proceeding, including the assignment, endorsement and delivery of all notes or instruments evidencing the obligations owed to Guarantor by Borrower together with all guarantees, collateral and other security related thereto, and then Lender shall have the right to (a) make all claims, (b) enforce all rights related to the obligations owed to Guarantor by Borrower, either in its own name or in the name of Guarantor, and (c) collect, receive and accept any and all sums or distributions of any kind that may become due and payable or distributable on or in respect of any or all of the obligations owed to Guarantor by Borrower or such guarantees, collateral or other security. In addition, to the extent permitted by Law, Guarantor shall not object to any action taken by Lender in connection with a Proceeding.

      Guarantor agrees that any subrogation rights Guarantor may acquire as a result of a payment under this Section may not be exercised until (1) the payment in full of the Obligations, and (2) the payment of all fees and expenses to be paid by Guarantor pursuant to this Guaranty.

      Section 23. Miscellaneous. This Guaranty is in addition to and not in limitation of any other rights and remedies Lender may have by virtue of any other instrument or agreement previously, contemporaneously or hereafter executed by Guarantor or any other Person or by Law or otherwise. If any provision of this Guaranty is contrary to applicable Law, such provision shall be deemed ineffective without invalidating the remaining provisions of this Guaranty. Titles in this Guaranty are for convenience of reference only and shall not affect the interpretation or construction of this Guaranty. This Guaranty constitutes the entire agreement between Guarantor and Lender with respect to the matters covered by this Guaranty and supercedes all written or oral agreements with respect to such matters.

      Section 24. WAIVER OF JURY TRIAL. GUARANTOR EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS GUARANTY.

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      IN WITNESS WHEREOF, Guarantor has duly executed and delivered this
Guaranty as of the date of this Guaranty.

                                              WINTHROP REALTY TRUST


                                              By:
                                                  ------------------------------
                                              Name: Peter Braverman
                                              Title: President

                                              Address for Notices:

                                              7 Bulfinch Place
                                              Suite 500, P.O. Box 9507
                                              Boston, Massachusetts 02114
                                              Attention: Jay Cramer

                                              With copies to:

                                              Winthrop Realty Trust
                                              Two Jericho Plaza
                                              Wing A, Suite 111
                                              Jericho, New York 11753
                                              Attention: Peter Braverman

                                              and

                                              Post Heymann & Koffler LLP
                                              Two Jericho Plaza
                                              Wing A, Suite 111
                                              Jericho, New York 11753
                                              Attention: David J. Heymann, Esq.

ACKNOWLEDGEMENT:

STATE OF ________________     )
                              )  SS:
COUNTY OF _______________     )

      Before me, a Notary Public in and for said County and State, personally appeared ________________________, the _____________________ of _____________,
who acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said limited liability company.

      Witness my hand and Notarial Seal this _______ day of ___________, 2005.


                                              ----------------------------------
                                                        (signature)


                                              ----------------------------------
My Commission Expires:                        (printed name)       Notary Public

_____________________                         Resident of _______________ County